SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Filed  by  the  Registrant                            [ X ]
Filed  by  a  Party  other  than  the  Registrant     [   ]

Check  the  appropriate  box:

[   ]   Preliminary  Proxy  Statement
[   ]   Confidential,  for  Use  of  the Commission only (as permitted by Rule
        14a-6(e)(2))
[ X ]   Definitive  Proxy  Statement
[   ]   Definitive  Additional  Materials
[   ]   Soliciting  Material  Pursuant  to  Rule  14a-11(c)  or  Rule  14a-12

                       THE TRACKER CORPORATION OF AMERICA
                       ----------------------------------
                (Name of Registrant as Specified in its Charter)

         _______________________________________________________________
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment  of  Filing  Fee  (Check  the  appropriate  box):

[ X ]   No  fee  required.
[   ]   Fee  computed  on  table  below per Exchange Act Rules 14a-6(i)(1) and
        0-11.

     1)     Title  of  each  class  of  securities to which transaction applies:

            _________________________________________________________________

     2)     Aggregate  number  of  securities  to  which  transaction  applies:

            _________________________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

            _________________________________________________________________

     4)     Proposed  maximum  aggregate  value  of  transaction:

            _________________________________________________________________

     5)     Total  fee  paid:

            _________________________________________________________________

[   ]     Fee  paid  previously  with  preliminary  materials.

            _________________________________________________________________

[   ]     Check  box  if  any part of the fee is offset as provided by  Exchange
          Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)     Amount  Previously  Paid:______________________________________

          2)     Form, Schedule or Registration  Statement No.:_________________

          3)     Filing Party:__________________________________________________

          4)     Date Filed:____________________________________________________

                       THE TRACKER CORPORATION OF AMERICA

                             NOTICE OF ANNUAL MEETING

                                 OF STOCKHOLDERS

                                OCTOBER 20, 2000


TO  THE  STOCKHOLDERS  OF  THE  TRACKER  CORPORATION  OF  AMERICA:

     Notice is hereby given that the Annual Meeting of Stockholders of The Tracker Corporation of America will be held at 2:00 p.m. (EDT) on Friday, October 20, 2000, at the Comfort Inn at 2361 Austin Parkway, Flint, Michigan 48507 (telephone number: 810-232-4222), for the following purposes:

     1. To elect one director to serve on the Board of Directors of the Company for a term of three years.

     2. To ratify the election of J. L. Stephen Co., P.C. as the independent auditors of the Company for the fiscal year ending March 31, 2001.

     3. To transact such other business as may properly come before the meeting.

     The Board of Directors has fixed the close of business on September 5, 2000 as the record date for the determination of stockholders entitled to receive notice of and vote at the meeting.

     We encourage you to take part in the affairs of your Company either in person or by executing and returning the enclosed proxy.

                                          By Order of the Board of Directors,



                                          Bruce  I.  Lewis
                                          Chief  Executive  Officer

Dated:  September 20,  2000

     WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU LATER DESIRE TO REVOKE YOUR PROXY, YOU MAY DO SO AT ANY TIME BEFORE IT IS EXERCISED.

                       THE TRACKER CORPORATION OF AMERICA

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS

                               OCTOBER 20, 2000


     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Tracker Corporation of America for use at the Annual Meeting of Stockholders of the Company to be held at 2:00 p.m., local time, on Friday, October 20, 2000, at the Comfort Inn at 2361 Austin Parkway, Flint, Michigan 48507 (telephone number: 810-232-4222), and at any adjournment thereof. A stockholder giving the enclosed proxy may revoke it at any time before the vote is cast at the annual meeting by delivering to a Tracker officer either a written notice terminating the proxy's authority or a proxy bearing a later date, or by appearing in person and voting at the meeting. Shares of our common stock, $.001 par value, represented by a proxy will be voted in the manner directed by a stockholder. If no direction is made, the proxy will be voted for the election of the nominees for director named in this Proxy Statement and for the other proposals set forth in this Proxy Statement. This Proxy Statement and the accompanying form of proxy are being sent or given to stockholders beginning on or about September 20, 2000, along with our Annual Report to Stockholders for the year ended March 31, 2000.

     Only stockholders of record at the close of business on September 15, 2000 are entitled to receive notice of and vote at the meeting or at any adjournment thereof. As of September 15, 2000, there were 56,653,451 shares of our Common Stock outstanding. Each share is entitled to one vote. Cumulative voting is not permitted. Shares voted as abstentions on any matter (or a "withhold vote for" as to a director) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum at the meeting and as unvoted, although present and entitled to vote, for purposes of determining the approval of each matter as to which the stockholder has abstained. If a broker submits a proxy that indicates the broker does not have discretionary authority as to certain shares to vote on one or more matters, those shares will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum at the meeting, but will not be considered as present and entitled to vote with respect to such matters.

     The Board of Directors knows of no matters other than those that are described in this Proxy Statement that may be brought before the meeting. However, if any other matters are properly brought before the meeting, persons named in the enclosed proxy or their substitutes will vote in accordance with their best judgment on such matters.

     Tracker will pay all expenses in connection with the solicitation of proxies. In addition to solicitation by mail, officers, directors and regular employees of Tracker, who will receive no extra compensation for their services, may solicit proxies by telephone, facsimile or personal calls. Our principal executive offices are located at 1120 Finch Avenue West, Suite 303, North York, Ontario M3J 3H8 Canada.

                              ELECTION OF DIRECTORS

                                  (PROPOSAL #1)

     Our Bylaws provide that our directors shall be divided into three classes, as nearly equal in number as reasonably possible. Vacancies and newly created directorships resulting from an increase in the number of directors may be filled by the vote of a majority of the directors then in office. The directors so chosen will hold office until the next election of the class for which such directors shall have been chosen.

     Except for elections to fill vacancies created by the resignations of directors not otherwise filled by the vote of a majority of the directors then in office, directors elected at each annual meeting of stockholders will be of the same class as the directors whose terms expire at such annual meeting of stockholders, and shall be elected to hold office for a term expiring at the third succeeding annual meeting of stockholders or until their successors are elected and shall qualify.

     Bruce I. Lewis, a current a director and Chairman of the Board of Directors of Tracker, and Carl J. Corcoran, a current director, have been nominated for reelection to the Board of Directors for a three-year term that will expire at the annual meeting of stockholders in 2003. The person named as proxy in the enclosed form of proxy intends to vote the proxies received by us for the reelection of Mr. Lewis and Mr. Corcoran, unless otherwise directed. Mr. Lewis and Mr. Corcoran have indicated a willingness to serve. If, however, Mr. Lewis and Mr. Corcoran are not candidates at the meeting, which is not presently anticipated, the proxy named in the enclosed form of proxy may vote for a substitute nominee in his discretion.

     THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE SHARES OF COMMON STOCK REPRESENTED AT THE 2000 ANNUAL MEETING IS REQUIRED FOR THE REELECTION OF MR. LEWIS AND MR. CORCORAN. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR MR.
LEWIS  AND  MR.  CORCORAN.


                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The following table sets forth certain information regarding the beneficial ownership of the common stock as of September 15, 2000 by:

   - Each person known to us to own beneficially more than 5% of our total voting stock;
   - The CEO and the other executive officers named in the summary compensation table;
   -  Each  of  our  directors;  and
   -  All  of  our  directors  and  officers  as  a  group.

     Except as otherwise indicated below, to our knowledge all persons listed below have sole voting and investment power with respect to their shares of common stock, except to the extent that authority is shared by spouses under applicable law. The common stock is our only outstanding class of equity securities. As of September 15, 2000, there were approximately 365 record holders of common stock. Percentage of ownership is based upon 56,653,451 issued and outstanding shares of common stock beneficially owned on September

15, 2000, including currently exercisable warrants to purchase 1,250,000 shares of common stock, currently exercisable options to purchase 40,000 shares of common stock, currently exercisable options to purchase 2,488,578 shares of common stock, currently exercisable options to purchase 200,000 shares reserved under an option issued to Toda Corporation Limited for financial consulting services, and 22,044,855 shares of common stock to be issued upon conversion of the bridge financing notes and exercise of the repricing warrants issued in August 1999 at $0.20 per share.

                                                  Total Shares Owned
Beneficial Owner and Address                   As of September 15, 2000  Percentage
---------------------------------------------  -----------------------  -----------
Bruce I. Lewis, Chief Executive Officer                     2,694,2891        3.26%
1120 Finch Avenue West, Suite 303
North York, Ontario, Canada M3J 3H7

Jay S. Stulberg, Chief Financial Officer                    1,494,2892        1.81%
1120 Finch Avenue West, Suite 303
North York, Ontario, Canada M3J 3H7

H. Joseph Greenberg, M.D., Director                             3,3333       <0.01%
1120 Finch Avenue West, Suite 303
North York, Ontario, Canada M3J 3H7

David G. R. Butler, Director                                    3,3333       <0.01%
1120 Finch Avenue West, Suite 303
North York, Ontario, Canada M3J 3H7

Carl J. Corcoran, Director                                      3,3333       <0.01%
1120 Finch Avenue West, Suite 303
North York, Ontario, Canada M3J 3H7

Executive Officers and Directors as a group,                4,198,5783        5.08%
Including those named above (five persons)

  (1)   Number of shares includes the option to purchase 1,244,289 shares of common stock.  Furthermore,  Mr.  Lewis has pledged 600,000 shares of common stock and the option  to  purchase an additional 1,244,289 shares of common stock as security to the  bridge  financing  notes.
  (2)   Number of shares includes the option to purchase 1,244,289 shares of common stock.  Furthermore,  Mr.  Stulberg  has pledged 250,000 shares  of  common stock and the  option  to purchase an additional 1,244,289 shares of common stock as security to  the  bridge  financing  notes.
  (3)   Number  of  shares  includes  the  currently exercisable option to purchase
        3,333  shares  of  common  stock.

     Upon registration of the common stock pursuant to the conversion of the bridge financing notes and attached repricing warrants we issued in August 1999, SovCap Equity Partners, Ltd. will likely become a greater than 5% shareholder in our company. SovCap Equity Partners, Ltd. address is Cumberland House, #27 Cumberland Street, P.O. Box CB-13016, Nassau, New Providence, Bahamas and is directed by Barry Herman, its President. Assuming we convert these notes into common stock at a conversion price of $0.20 per share, after conversion of the notes and exercise of the repricing warrants, SovCap Equity Partners, Ltd. would own approximately 9,549,854 shares of our common stock. At that point, SovCap Equity Partners, Ltd. would be an 11.55% shareholder. Under this scenario, our current management would beneficially own less than 5.00% of the issued and outstanding common stock. Should this occur, SovCap Equity Partners, Ltd. may be in a position to effect a material change in our management. Furthermore, if we decide to call the remaining warrants, SovCap Equity Partners, Ltd. could be an even greater security owner if it decides to exercise them.

                        DIRECTORS AND EXECUTIVE OFFICERS

          Information regarding our Board of Directors, including Bruce I. Lewis and Carl J. Corcoran, is set forth below:

NAME                     AGE                             POSITION
-----------------------  ---  ---------------------------------------------------------------

Bruce I. Lewis*           60  Chief Executive Officer and Chairman of the Board of Directors

Jay S. Stulberg           50  President, Chief Operating Officer, Chief Financial Officer and
                              Director

Dr. H. Joseph Greenberg   77  Director

Carl J. Corcoran*         73  Director

David G.R. Butler         64  Director

_______________________
*Nominee.

     BRUCE I. LEWIS has been the Chairman of the Board of Directors (for a term expiring at this 2000 annual meeting of Stockholders) and our Chief Executive Officer since June 30, 1994, and President of the Company from August 12, 1995 to December 22, 1998. He is nominated to serve as a director for a term expiring at the 2003 annual meeting of Stockholders. For the period from 1980 through May 1990, Mr. Lewis was President and a Director of Albert Berg Limited and its subsidiaries. Albert Berg was petitioned into bankruptcy by its creditors in May 1990. From June 1988 to August 1990, he served as the Chief
Executive Officer of Cape Breton Chemical Corporation, a start-up PVC flexible stretch wrap manufacturer. From May 1990 through May 1993, Mr. Lewis was also a consultant to various companies in the areas of management and acquisition financing. From May 1993 until its dissolution in February 1998, Mr. Lewis served as the Chief Executive Officer and Chairman of the Board of Directors of Tracker Canada. From November 1997 to December 22, 1998, Mr. Lewis served as interim Chief Financial Officer of The Company.

     JAY S. STULBERG has been our President, Chief Operating Officer and Chief Financial Officer and a Director since December 22, 1998 for the term expiring at the 2001 annual meeting of stockholders. Since February 1998, Mr. Stulberg has been the sole shareholder, director and officer of Global Tracker Corp. Since approximately 1984, Mr. Stulberg has served on the Board of Directors of two privately held family holding companies. From 1992 to 1994, Mr. Stulberg served as the Controller (i.e., the Senior Financial Officer) of Enershare Technology Corp. From 1994 to mid-1996, Mr. Stulberg served as the Group Controller of Algorithmics, Inc.

     H. JOSEPH GREENBERG has been a Director since December 22, 1998 for a present term expiring at the 2002 annual meeting of Stockholders. Dr. Greenberg has engaged in the practice of medicine since his graduation from medical school in 1952. He has been a director of Genevest, Inc. since 1993.

     CARL J. CORCORAN has been a Director since December 22, 1998 for a term expiring at this 2000 annual meeting of stockholders. He is nominated to serve as a director for a term expiring at the 2003 annual meeting of Stockholders. Mr. Corcoran was employed by IBM Corporation in various capacities from 1951 to 1988, including General Manager of Operations of IBM Japan and President of IBM Canada. Mr. Corcoran is currently an officer and director of several family-held businesses, including Corcair Farms, Ltd., CorProperties, Inc., Cor Source Water Corporation, Corcorvest Corporation and CJC Bottling, Ltd. He is also a director of the Accessible Software Corporation, a publicly traded corporation, and A.A.B. Building Systems, Inc., a private company.

     DAVID G. R. BUTLER has been a Director since December 22, 1998 for a term expiring at the 2001 annual meeting of stockholders. Mr. Butler is the chief executive officer and sole shareholder of Holiday Breaks International, Inc., which offers stay-free hotel accommodations to companies as sales and marketing incentives; MF Incentives, Inc., which offers travel coupons as sales incentives for manufacturers' products; and Newfound Communications, Inc., which offers premium incentive promotions. From 1978 until its sale in 1994, Mr. Butler was the sole shareholder and chief executive officer of Marshall Fenn Limited, a public relations and advertising agency. At Marshall Fenn, Mr. Butler established several affiliated enterprises referred to as the Marshall Fenn Group of Companies, including Holiday Breaks International, Inc., MF Incentives, Inc., and Newfound Communications, Inc.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

TRANSACTIONS  WITH  MANAGEMENT

     We have entered into employment agreements containing severance arrangements with certain executive officers. These agreements provide for compensation payments under certain circumstances to each officer through the remainder of the term of the agreements. Our certificate of incorporation and bylaws provide for indemnification of all directors and officers. In addition, each director nominee, when elected, will enter into separate indemnification agreements with us.

     We have agreed with certain state regulatory authorities that so long as our securities are registered in such states, we will not make loans to our officers, directors, employees, or principal stockholders. This does not include loans made in the ordinary course of business, such as travel advances, expense account advances, relocation advances, or reasonable salary advances.

     Furthermore, all future transactions with our executive officers, directors, employees, 5% stockholders and affiliates will be subject to the approval of a majority of the independent, disinterested members of the board of directors. Such future transactions must be for bona fide business purposes on terms that are no less favorable to us than those that could be negotiated with unaffiliated parties.

GLOBAL  TRACKER

     In February 1998, Global Tracker acquired substantially all of the assets of Tracker Canada in a bankruptcy proceeding. Jay S. Stulberg, our Chief Financial Officer and Director, is the sole shareholder, officer and Director of Global Tracker. Following the bankruptcy proceeding, Global Tracker made the assets formerly owned by Tracker Canada available to us in order to permit us to carry on Tracker Canada's business. Since February 1998, Global Tracker has expended approximately $13,000 to support our business operations. Furthermore, Mr. Stulberg has personally loaned Global Tracker approximately $120,000 (USD) in operating capital. Under a license agreement with Global Tracker, we will pay Global Tracker a 12% gross royalty on our sales.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     We  do  not  have  a  class  of  equity  securities  registered pursuant to
Section 12 of the Exchange Act. Accordingly, our directors, officers and 10% beneficial owners are not required to file reports pursuant to Section 16(a) of the Exchange Act.

                      COMMITTEES OF THE BOARD OF DIRECTORS

     The  board  of  directors  currently  has  four  committees.   The  entire
Board is responsible for the size and composition of the Board and for recommending nominees to serve on the Board.

     The Executive Committee comprises of Messrs. Lewis and Stulberg and is responsible for:
          -     supervising  our  day-to-day  operations
          -     strategic  planning
          -     recruiting  outside  directors.

     The Audit Committee is comprised of Messrs. Butler and Stulberg and is responsible for:
          - reviewing and recommending the engagement of our independent auditors
          - consulting with the independent auditors on the adequacy of internal controls
          - reviewing the auditors' reports on our financial statements The Board of Directors has not adopted a written charter for the audit committee

     The Ethics Committee is comprised of Mr. Corcoran and Dr. Greenberg and is responsible for:
          -     reviewing  corporate  policies  and  procedures
          - insuring the dissemination of material information to all key managers

     The Compensation Committee is comprised of Messrs. Butler and Corcoran and is responsible for:
          -     determining  the  compensation  of  our  senior  officers
          - reviewing recommendations by management as to the compensation of other officers and key personnel
          -     reviewing  management's  succession  program
          -     administer  the  stock  incentive  plan

     During the fiscal year ended March 31, 2000, the Board of Directors met one time. Messrs. Lewis, Stulberg, Corcoran and Greenberg attended this meeting of the Board of Directors. During the fiscal year ended March 31, 2000, each of the aforementioned committees also met one time.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

COMPENSATION  OF  NAMED  EXECUTIVE  OFFICERS

     The following table provides certain information concerning the compensation earned by our Chief Executive Officer and other then-executive officers who received compensation in excess of $100,000 for services rendered in all capacities to us for the most recent three fiscal years.

                                        SUMMARY COMPENSATION TABLE
                                                                               Long-Term  Compensation
                                                                      -----------------------------------
                                         Annual Compensation                Awards            Payouts
                                     -------------------------------  -----------------------------------
                                                                       Restricted  Securities
                                                                         Stock     Under-Lying    LTIP     All Other
    Name and then-        Fiscal        Salary       Bonus     Other    Award(s)   Options/SARs  Payouts  Compensation
  Principal Position       Year          ($)          ($)     ($)(1)       ($)          (#)        ($)         ($)
----------------------------------------------------------------------------------------------------------------------
BRUCE I. LEWIS, CEO            2000          30,000           10,000     145,000    500,000
                               1999               0           10,000     175,000  2,488,578
                               1998          45,750           10,000     131,250          0
JAY S. STULBERG,
President, COO  & CFO          2000          36,250           10,000      88,750    600,000
                               1999          40,000           10,000      85,000  2,488,578

(1)  Automobile  Allowance

--------------------------------------------------------------------------------

                            OPTIONS/SAR GRANTS IN LAST FISCAL YEAR
                                      (INDIVIDUAL GRANTS)

                                 Percent Of
                   Number of       Total
                   Securities   Options/SARs
                   Underlying    Granted To
                  Option/SARs   Employees In   Exercise Price of Base Price
      Name        Granted (#)    Fiscal Year              ($$/Sh)             Expiration Date
      (a)             (b)            (c)                    (d)                     (e)
----------------  ------------  -------------  -----------------------------  ----------------

Bruce I. Lewis      600,000(1)          27.3%                           .118              2009

Jay S. Stulberg     600,000(1)          27.3%                           .118              2009

(1)   Non-qualified  stock  option  granted  for  a  ten-year term exercisable sequentially in three  annual  installments  beginning January 2001, and fully vesting beginning January
      2003.

--------------------------------------------------------------------------------

                               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                                               FY-END OPTION/SAR VALUES

                                                     Number of Securities Underlying    Value of Unexercised In-The-
                                                       Unexercised Options/SARs At       Money Options/SARs At FY-
                  Shares Acquired                        FY-End (#) Exercisable/            End ($) Exercisable/
    Name          On Exercise (#)   Value Realized            Unexercisable                    Unexercisable
    (a)                 (b)               (c)                      (d)                              (e)
----------------  ----------------  ---------------  --------------------------------  ------------------------------

Bruce I. Lewis                   0              N/A               1,244,289/3,044,289  $             437,368/$622,468

Jay S. Stulberg                  0              N/A               1,244,289/1,844,289  $             437,368/$622,468

EMPLOYMENT  CONTRACTS,  TERMINATION  OF  EMPLOYMENT  AND  CHANGE  OF  CONTROL

     BRUCE  LEWIS

     On December 18, 1998, we entered into an employment agreement with Mr. Lewis, pursuant to which Mr. Lewis serves as our Chief Executive Officer. The agreement provides for an annual base salary of $175,000, with increases of $37,500 each year based upon certain performance criteria beginning April 1, 2000, a maximum automobile allowance of $10,000 and eligibility for discretionary bonuses.

     The initial term for Mr. Lewis' agreement is three years with one-year renewal terms thereafter, and provides for the payment of a relocation allowance equal to the lesser of the actual relocation expenses or $25,000 per each occurrence. The agreement provides that Mr. Lewis is entitled to participate in any stock option, stock purchase, annual bonus, pension, profit sharing, life insurance and medical benefit plans and such other fringe benefits that may be applicable to our senior executive employees.

     If Mr. Lewis' employment is terminated for cause or if he terminates for any reason, he will be entitled to compensation through the date of termination. If, prior to a change of control, employment is terminated due to his death or disability, by us other than for cause or by him for good reason, he is entitled to receive all compensation through the date of termination. He also receives the continuation of base salary for the greater of one year or the remainder of the term of the agreement. In addition, we will maintain for 12 months, or through the date he obtains alternative employment, whichever is earlier, his participation in our employee benefit plans in which he was eligible to participate immediately before termination to the extent permissible under such plans. He will also have the right to exercise all vested stock options outstanding at the termination date in accordance with the plans governing those options. We will use our best efforts to remove the restrictions from any restricted stock held by him at termination. If his employment is terminated after a change of control, either by the executive for good reason or by us without cause, he will receive all the benefits he would have received for such a termination prior to a change of control. All unvested stock options held by him shall become immediately fully vested. Payments made in conjunction with a change of control are limited to an amount that will not result in either a loss of our income tax deduction under Internal Revenue Code.

     JAY  STULBERG

     On December 18, 1998, we entered into an employment agreement with Mr. Stulberg, pursuant to which Mr. Stulberg serves as our President, Chief
Operating Officer and Chief Financial Officer and Secretary. The agreement provides for an annual base salary of $125,000, with increases of $37,500 each year based upon certain performance criteria beginning April 1, 2000, a maximum automobile allowance of $10,000 and eligibility for discretionary bonuses.

     The initial term of Mr. Stulberg's agreement is three years with one-year renewal terms thereafter, and provides for the payment of a relocation allowance equal to the lesser of the actual relocation expenses or $25,000 per each occurrence. The agreement provides that Mr. Stulberg is entitled to participate in any stock option, stock purchase, annual bonus, pension, profit sharing, life insurance and medical benefit plans and such other fringe benefits that may be applicable to our senior executive employees.

     If Mr. Stulberg's employment is terminated for cause or if he terminates for any reason, he will be entitled to compensation through the date of termination. If, prior to a change of control, employment is terminated due to his death or disability, by us other than for cause or by him for good reason, he is entitled to receive all compensation through the date of termination. He also receives the continuation of base salary for the greater of one year or the remainder of the term of the agreement. In addition, we will maintain for 12 months, or through the date he obtains alternative employment, whichever is earlier, his participation in our employee benefit plans in which he was eligible to participate immediately before termination to the extent permissible under such plans. He will also have the right to exercise all vested stock options outstanding at the termination date in accordance with the plans governing those options. We will use our best efforts to remove the restrictions from any restricted stock held by him at termination. If his employment is terminated after a change of control, either by the executive for good reason or by us without cause, he will receive all the benefits he would have received for such a termination prior to a change of control. All unvested stock options held by him shall become immediately fully vested. Payments made in conjunction with a change of control are limited to an amount that will not result in either a loss of our income tax deduction under Internal Revenue Code.

COMPENSATION  OF  DIRECTORS

     Non-employee directors are paid $500 for attendance at each meeting of the board of directors or a committee meeting. Non-employee directors also receive an annual retainer of $10,000. In addition, non-employee directors are eligible to receive options to purchase shares of our common stock.

     Under our 1999 Director Option Plan, each non-employee director is automatically granted an option to purchase 5,000 shares of common stock upon election. If the non-employee director is elected Chairman of the Board, the director is granted an option to purchase 10,000 shares of common stock. On every anniversary of initial election or appointment, each eligible director is automatically granted a nonqualified option to purchase an additional 5,000 shares of common stock (10,000 shares if Chairman of the Board). The plan provides that options granted to non-employee directors have a maximum term of ten years and are exercisable ratably in annual installments over three years. All options granted to non-employee directors vest immediately upon a change of control. The exercise price of options granted pursuant to such automatic grants is reduced to a price 25% below the average trading price of our common stock for the 30 days immediately prior to the grant date. On December 22, 1999, we granted options to purchase 5,000 shares of our common stock at an exercise price of $0.098 per share to each Joseph Greenberg, David Butler and Carl Corcoran.

                      RATIFICATION OF INDEPENDENT AUDITORS
                                  (PROPOSAL #2)

     On August 27, 1999, our Board of Directors decided to retain the certified public accounting firm of J. L. Stephan Co., P.C. to replace Hirsch Silberstein & Subelsky, P.C. as our independent accountants. Hirsch Silberstein & Subelsky, P.C. has discontinued its audit practice concerning compliance with the regulations of the SEC. We had no disagreements with Hirsch
Silberstein & Subelsky, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. J.
L. Stephan Co., P.C. has agreed to stand for re-election as the Company's independent auditors for the fiscal year ending March 31, 2001, and the Board recommends that this appointment be ratified. J. L. Stephan Co., P.C. has no relationship with us other than that arising from its employment as independent auditors. Representatives of J. L. Stephan Co., P.C. will be present at the 2000 Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders.

     THE AFFIRMATIVE VOTE OF A MAJORITY OF THE OUTSTANDING SHARES OF THE COMMON STOCK REPRESENTED AT THE 2000 ANNUAL MEETING IS REQUIRED TO RATIFY THE APPOINTMENT OF J. L. STEPHEN CO., P.C. AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE YEAR ENDING MARCH 31, 2001. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL.

                STOCKHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING

     Any proposal by a stockholder to be presented at the next annual meeting must be received at the Company's principal executive offices, 1120 Finch Avenue West, Suite 303, North York, Ontario M3J 3H8 Canada, not later than March 31, 2001.
                                   By  Order  of  the  Board  of Directors,




                                   Bruce  I. Lewis,  Chief  Executive  Officer
Dated:  September 20, 2000

                    THE TRACKER CORPORATION OF AMERICA, INC.
                        1120 FINCH AVENUE WEST, SUITE 303
                           NORTH YORK, ONTARIO M3J 3H8
                                     CANADA


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     KNOW ALL MEN BY THESE PRESENTS that I, the undersigned stockholder of The Tracker Corporation of America, a Delaware corporation, do hereby nominate, constitute and appoint Bruce I. Lewis, my true and lawful attorney with full power of substitution for me and in my name, place and stead, to vote all of the capital stock of Tracker standing in my name on its books on September 15, 2000, at the Annual Meeting of its Stockholders to be held in the Comfort Inn at 2361 Austin Parkway, Flint, Michigan 48507 on Friday, October 20, 2000 at 2:00 p.m. local time, or at any adjournment thereof.


1.     THE  REELECTION  OF  MR.  BRUCE  I.  LEWIS  AS  A  DIRECTOR.

       [ ]   FOR                  [ ]   AGAINST           [ ]   ABSTAIN


2.     THE  REELECTION  OF  MR.  CARL  J.  CORCORAN  AS  A  DIRECTOR.

       [ ]   FOR                  [ ]   AGAINST           [ ]   ABSTAIN


3.     RATIFICATION  OF  INDEPENDENT  AUDITORS.

       [ ]   FOR                  [ ]   AGAINST           [ ]   ABSTAIN


4. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.



     IF NO BOX IS MARKED WITH RESPECT TO ANY OF THE PROPOSALS ABOVE, THE UNDERSIGNED WILL BE DEEMED TO HAVE VOTED "FOR" THE PROPOSALS.


     This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. Make sure that the name on your stock certificate(s) is exactly as you indicate below.

Number  of  Shares  owned:


-----------------------------        ---------------------------------------
                                                    Signature

                                     Print Name:
                                                --------------------------------
                                            (As registered on Stock Certificate)

                                     -------------------------------------------
                                           Signature  if  jointly  held

                                     Print Name:
                                                --------------------------------
                                            (As registered on Stock Certificate)

                                     Date:  September  ___,  2000



     PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY ON OR BEFORE OCTOBER 18, 2000 BY USING THE ENCLOSED SELF-ADDRESSED ENVELOPE OR VIA FACSIMILE TO (416) 663-9699, ATTENTION: BRUCE I. LEWIS


     [  ]   Please  check  if  you  plan  on  attending  the  Annual  Meeting.